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                                                                   EXHIBIT 10.20

             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                            DATED JUNE 28, 2002 AMONG
              DYNAMICS RESEARCH CORPORATION, DRC ENCODER, INC., DRC
           METRIGRAPHICS, INC., DRC SOFTWARE, INC.,DRC TELECOM, INC.,
                  DYNAMICS RESEARCH INVESTMENT CORPORATION, DRC
       INTERNATIONAL CORPORATION, H.J. FORD ASSOCIATES, INC. AND ANDRULIS
                                 CORPORATION AND
             BROWN BROTHERS HARRIMAN & CO., AS ADMINISTRATIVE AGENT
            AND LENDER, BANKNORTH, N.A., AS DOCUMENTATION AGENT AND
     LENDER, AND KEY CORPORATE CAPITAL INC., AS SYNDICATION AGENT AND LENDER

        This Second Amendment to Amended and Restated Loan Agreement (hereinafter, this "Amendment") is made as of the 26th day of March, 2003 by and among Dynamics Research Corporation, DRC Encoder, Inc., DRC Metrigraphics, Inc., DRC Software, Inc., DRC Telecom, Inc., Dynamics Research Investment Corporation, DRC International Corporation, H.J. Ford Associates, Inc., and Andrulis Corporation, each of which is a Massachusetts corporation (other than H.J. Ford Associates, Inc. and Andrulis Corporation which are Delaware corporations) with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and Brown Brothers Harriman & Co., as administrative agent and as a lender, Banknorth, N.A., as documentation agent and as a lender, and Key Corporate Capital Inc., as syndication agent and as a lender (hereinafter, individually and collectively, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms used herein shall have the same meaning as set forth in the Credit Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

        WHEREAS, the Borrowers executed and delivered to the Lenders a certain Amended and Restated Loan Agreement dated June 28, 2002, as amended by a certain Amendment dated December 16, 2002 (hereinbefore and hereinafter, as amended, the "Credit Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrowers a Revolving Credit in the maximum principal amount of $50,000,000.00 and a Term Loan in the maximum principal amount of $10,000,000.00; and

        WHEREAS, the Borrowers have requested that the Lenders (i) waive compliance with the Consolidated Tangible Net Worth covenant set forth in
Section 11-8 of the Credit Agreement at December 31, 2002, (ii) replace said covenant with a "Consolidated Total Net Worth" covenant (As defined hereinbelow), and (iii) otherwise modify the terms and conditions of the Credit Agreement as set forth herein; and

        WHEREAS, the Lenders have indicated their willingness to do so, but only on the terms and conditions contained in this Amendment; and

        WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers' respective best interests.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency

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of which are hereby acknowledged, the parties hereto agree as follows:

        1. Waiver of Covenant Default. The Borrowers have advised the Lenders that an Event of Default has occurred as a result of the Borrowers Consolidated Tangible Net Worth being less than the amount required by Section 11-8 of the Credit Agreement for the fiscal quarter ending December 31, 2002 (the "Covenant Default"), and have requested that the Lenders waive the Covenant Default. The Lenders hereby waive the Covenant Default, and, in connection with such limited waiver the Borrowers each hereby covenant and agree as follows:

                (a) Nothing contained in the foregoing limited waiver shall be construed to imply a willingness on the part of the Lenders to grant any similar or other future waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents; and

                (b) The foregoing limited waiver is limited strictly to its terms and shall apply only to the specific provision described above, shall not extend to or affect any other obligations of the Borrowers contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereto.

        2.      Amendments to the Credit Agreement.

                (a) Article 1 of the Credit Agreement is hereby amended as follows:

                (i) By deleting the definition of "Consolidated Tangible Net Worth" contained therein in its entirety; and

                (ii) By inserting the following new definitions of "Consolidated Total Net Worth" and "Equity Issuance" in their proper alphabetical sequence:

                "Consolidated Total Net Worth" shall mean the difference between total assets of the Lead Borrower and its Subsidiaries and total liabilities of the Lead Borrower and its Subsidiaries (in each instance, exclusive of pension asset gains or losses), plus all indebtedness subordinated to the Liabilities on terms acceptable to the Lenders less the sum of:

                        (a) the value of minority equity interests of the Lead Borrower and its Subsidiaries in unconsolidated, affiliated entities; and

                        (b) the aggregate amount of all loans made by the Lead Borrower and its Subsidiaries to any officer, employee or shareholder thereof.

                "Equity Issuance" shall mean the sale or issuance by any Borrower of any shares of its stock, options or warrants for the purchase of any of its stock, or other equity or equity instruments.

                (b) Section 11-8 of the Credit Agreement is hereby deleted in its entirety and the following text is inserted in its stead:

                        11-8.   Consolidated Total Net Worth. The Borrowers
                shall not at any time during the term of the Revolving Credit permit their Consolidated Total Net Worth to be less than that amount which is equal to the aggregate of (i)

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                $39,000,000.00, plus (ii) an amount equal to fifty percent (50%)
                of the Borrowers' Consolidated Net Income for each fiscal quarter on a cumulative basis with no reduction for loss, plus
                (iii) an amount equal to seventy-five percent (75%) of the Net Proceeds from (a) any Equity Issuance after the date hereof and/or (b) the incurrence of any subordinated debt by the Borrower after the date hereof, on a cumulative basis, to be tested as of the end of each fiscal quarter of the Lead
                Borrower.

                (c) Section 17-17 of the Credit Agreement is hereby amended by deleting the reference to "Consolidated Tangible Net Worth" where it appears in Section 17-17(c)(vi), and inserting in its stead a reference to "Consolidated Total Net Worth".

        3. Amendment Fee. Upon the execution of this Amendment, the Borrowers shall be liable to the Lenders for an amendment fee in the amount of $35,000 (the "Amendment Fee"). The Amendment Fee shall (i) be paid to the Administrative Agent concurrently with the execution and delivery of this Amendment by the Borrowers, (ii) be deemed fully earned as of the date hereof, and (iii) in all events, constitute a fee and shall not be applied in reduction of any of the other Liabilities of the Borrowers. Upon the Administrative Agent's receipt of the Amendment Fee, the Amendment Fee shall be distributed to the Lenders on a pro rata basis.

        4. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions:

                (a) The Lenders shall have received resolutions of the Borrowers authorizing the execution, delivery and performance of this Agreement and all transactions contemplated hereby, in form and substance reasonably satisfactory to the Lenders.

                (b) The Administrative Agent shall have received the Amendment Fee.

        5. Representations; No Events of Default. The Borrowers hereby certify to the Lenders that, to the best of the Borrowers' knowledge and belief after due inquiry, the representations and warranties contained in the Credit Agreement, as modified by this Amendment, are true as of the date hereof and that, after the effectiveness of this Amendment, no Event of Default has occurred and is continuing under the Credit Agreement or any document executed in connection therewith.

        6. Incorporation of Discussions; Modifications. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Credit Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lenders, then by a duly authorized officer of each Lender.

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        7.      Ratification of Credit Agreement. Except as specifically
modified herein, the Credit Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

        8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

                [remainder of this page intentionally left blank]

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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                           DYNAMICS RESEARCH CORPORATION

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               DRC ENCODER, INC.

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               DRC METRIGRAPHICS, INC.

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                                DRC SOFTWARE, INC.

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               DRC TELECOM, INC.

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               DYNAMICS RESEARCH INVESTMENT CORPORATION

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               DRC INTERNATIONAL CORPORATION

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               H.J. FORD ASSOCIATES, INC.

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO


                               ANDRULIS CORPORATION

                      By:                /s/ David Keleher
                         ------------------------------------------------
                      Title: VP and CFO

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ACKNOWLEDGED AND AGREED:

BROWN BROTHERS HARRIMAN & CO.,
as administrative agent and as a lender

By:       /s/ Jeffrey Kalinowski
   -----------------------------------------
Name: Jeffrey Kalinowski
Title: Vice President


BANKNORTH, N.A.,
as documentation agent and as a lender

By:        /s/ Jon Sundstrom
   ------------------------------------------
Name: Jon Sundstrom
Title: Senior Vice President


KEY CORPORATE CAPITAL INC.,
as syndication agent and as a lender

By:       /s/ John Rogers
   -------------------------------------------
Name: John Rogers
Title: Senior Vice President

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